NYSE American Symbol – UEC

Uranium Energy Corp’s Executive VP Scott Melbye Testifies at the U.S. Senate Committee on Energy & Natural Resources

Corpus Christi, TX, March 26, 2021 - Uranium Energy Corp (NYSE American: UEC, the “Company” or “UEC”) is pleased to report our Executive Vice President Scott Melbye, and current President of the Uranium Producers of America, presented testimony at the Full Committee Hearing on Nuclear Energy for the Senate Committee on Energy & Natural Resources on March 25, 2021.

A link to watch the video of Mr. Melbye’s testimony and the full text are below:

https://www.uraniumenergy.com/usuranium/

“It is an honor to testify before the Senate Energy and Natural Resources Committee.  I am a second-generation American uranium miner, current President of the Uranium Producers of America and Executive Vice President of Uranium Energy Corp, with operations Texas and Wyoming.

I have 36 years of experience in every facet of the international nuclear fuel cycle from the production and global marketing of uranium to its use as clean-energy fuel in the Palo Verde Nuclear Station near Phoenix, Arizona.

This is an exciting time for nuclear, which is already providing electricity to 1 in 5 American homes and over half of our nation’s carbon-free power.  Nuclear power can work hand in hand with other green technologies, like wind and solar, to help advance the American clean energy revolution.  But the United States must re-establish its global nuclear leadership, including a robust nuclear fuel cycle that has been eroded by Russia, China, and state-owned uranium entities in recent years.

America is dangerously close to losing our uranium fuel industrial base:

•We lack a domestic enrichment capacity free of control by foreign powers;

•The sole U.S. conversion facility in Illinois has been idle since 2017 and will restart operations in 2023;

•we are nearly completely dependent on foreign uranium imports – state-owned entities in Russia, Kazakhstan, and Uzbekistan are supplying almost half of the fuel used by America’s reactor fleet.

•Chinese state-owned entities are capturing large portions of global uranium mining capacity, taking supply out of the free-market and putting it under Beijing’s control.

Uranium is also required for naval propulsion and nuclear deterrence, the pure essence of what it means to be a critical mineral.  The 93 small modular reactors in our fleet of 82 aircraft carriers and submarines have defended our interests safely and reliably since the 1950’s.  These reactors must rely on U.S. origin uranium which is unobligated to the controls of foreign nations and we need to retain our ability to independently refuel them.  TVA’s tritium production and Department of Defense micro-reactors have similar domestic uranium requirements.  Absent a renewed commitment to America’s nuclear fuel cycle, we are jeopardizing our defense capabilities and our clean energy goals.

Russia and China fully leverage energy dominance to their geopolitical advantage.  They are playing a long game in a way America is not, using their nuclear energy clout to strengthen geopolitical ties with energy-starved countries around the world.  America is also risking its seat at the global nonproliferation table.

The similarities to our rare earth mineral dependance on China are startling, but it doesn’t have to be this way and it isn’t too late.  We have over one billion pounds of uranium in known and likely deposits in the United States.  With 21st century conventional mining practices and environmentally friendly in-situ uranium recovery technology, the modern uranium mining industry is very different than was the case in the 1950’s. We are highly regulated, and embrace (for many reasons) the world’s highest health, safety, and environmental protection standards.  We are cost-competitive globally but for the price undercutting tactics of state-owned companies.

With swift action to implement the strategic uranium reserve, the Department of Energy can take advantage of the licensed infrastructure and human resources we still have on standby.

Congress recently appropriated 75 million dollars for the uranium reserve on a bipartisan basis and with the support of nuclear utilities.  It is crucial the Department move quickly to begin purchasing uranium this year.  This will preserve the industrial base, guard against global supply disruptions, and create a source of U.S.-origin uranium for defense needs.  We urge Congress to grant the full funding recommended over the next ten years by the interagency Nuclear Fuel Working Group led by the Department of Energy.  150 million dollars a year is a modest investment considering it will preserve the nuclear fuel cycle in the U.S. instead of ceding it to Russia, China, and their allies.

In closing, I applaud this Committee for exploring ways to advance America’s nuclear leadership and capabilities in support of clean energy goals, national security, and our global competitive presence.  I look forward to taking any questions that you may have.”

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium mining and exploration company. As a leading pure-play American uranium company, UEC is advancing the next generation of low-cost and environmentally friendly In-Situ Recovery (ISR) mining uranium projects.  In South Texas, the Company’s hub-and-spoke operations are anchored by our fully-licensed Hobson Processing Facility which is central to our Palangana, Burke Hollow, Goliad and other ISR pipeline projects. In Wyoming, UEC controls the Reno Creek project, which is the largest permitted, pre-construction ISR uranium project in the U.S. Additionally, the Company’s diversified holdings provide exposure to a unique portfolio of uranium related assets, including: 1) major equity stake in the only royalty company in the sector, Uranium Royalty Corp; 2) physical uranium warehoused in the U.S.; and 3) a pipeline of resource-stage uranium projects in Arizona, Colorado, New Mexico and Paraguay. In Paraguay, the Company owns one of the largest and highest-grade ferro-titanium deposits in the world. The Company’s operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE American: UEC

WKN: AØJDRR
ISN: US916896103

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in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.